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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 10, 1996 and January 13, 1997 incorporated by reference in Star Banc Corporation's Form 10-K for the year ended December 31, 1995 and Form 8-K filed March 12, 1997, respectively, and to all references to our Firm included in this registration statement.



                                          ARTHUR ANDERSEN LLP

                                          Cincinnati, Ohio
                                          March 12, 1997